SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 12, 2018 (July 10, 2018)

AMERICAN EDUCATION CENTER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-201029	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl.

New York, NY 10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 825-0437

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On July 10, 2018 (the “Effective Date”), American Education Center, Inc. (the “Company”) entered into a Business Purchase Agreement (the “Purchase Agreement”) with FIFPAC, Inc., a New Jersey corporation (the “Seller”), a 100% owner of American Institute of Financial Intelligence LLC, a New Jersey corporation (“AIFI” or the “Target”).

Pursuant to the Purchase Agreement, the Company has agreed to issue 100,000 shares of the Company’s common stock (the “Consideration Shares”) to the Seller, in exchange for 51% equity ownership of the Target within 30 days from the Effective Date. The Seller has agreed to hold the Consideration Shares for 180 days following the Issuance Date (defined below) before selling any or all portion of the Consideration Shares.

The Company issued the Consideration Shares on July 10, 2018 (the “Issuance Date”).

Attached as Exhibit 99.1 is the Purchase Agreement, which is incorporated into this Item 1.01 by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above is incorporated by reference in this Item 2.01 in its entirety.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

On July 10, 2018, the Company issued the Consideration Shares, 100,000 shares of the Company’s common stock, to the Seller in accordance with the Purchase Agreement. The offer and issuance of the Consideration Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For this issuance, the Company relied on the exemption from registration provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Business Purchase Agreement, dated as of July 10, 2018, between American Education Center, Inc. and FIFPAC, Inc.

99.2	Press Release dated July 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

By:	/s/ Max P. Chen
Name:	Max P. Chen
Its:	Chief Executive Officer

Dated: July 12, 2018